Exhibit 99.1

Residential Heat Pump Prototype Shows Exciting Early Test Results Beating Current Market Standards – Terravis Moves Heatpump To Commercial Design Stage

West Seneca, New York, January 9, 2024 – Worksport Ltd. (Nasdaq: WKSP; WKSPW) (“Worksport”) and its subsidiary, Terravis Energy, Inc. (“Terravis” ), are pleased to announce a breakthrough in early test results for Terravis’ working prototype of its Cold Climate, Air Source Residential Heat Pump (CCHP). With traditional CCHP units designed to operate at approximately -25ºC (- 13º F), Terravis’ CCHP has produced heating in temperatures as cold as -35ºC (-31º F), surpassing current commercial units by as much as 40%. These early test results have surpassed management’s expectations, prompting Terravis to move to the commercial design stage for this product after further rigorous testing.

The forthcoming Terravis heat pump, a notable achievement in modern engineering, is set to redefine the boundaries of heating technology without the use of supplemental heating coils. It not only is expected to withstand the harshest North American winters, but thrive in them, effortlessly maintaining a warm and inviting indoor atmosphere regardless of how cold it may be outside. Its innovative design and advanced technology are expected to ensure comfort and reliability no matter how severe the weather could become.

“Terravis’ Cold Climate Heat Pump is intended for use in the residential home heating and cooling market, and to operate seamlessly even under the most daunting conditions,” said Terravis CEO Lorenzo H. Rossi. “In our Toronto R&D facility, our cutting-edge ‘Arctic Chamber’ created a simulated environment of extreme cold, and the Heat Pump demonstrated its unparalleled capability to maintain a comfortable temperature, even at a staggering -35ºC (-31ºF). This extraordinary feat was accomplished without reliance on typical auxiliary heating coils, a breakthrough that we believe sets the Terravis Heat Pump apart in the large worldwide heating solutions market.”

An air source heat pump utilizes the phase change of a refrigerant to transfer heat, capturing existing heat from outside air, amplifying its warmth, and then moving it indoors, functioning efficiently even in cold weather since some heat is always present in the air. When cooling, it employs the opposite phase change, from gas to liquid, to move heat from inside the home to the outside.

Terravis executed detailed tests that monitored performance across a range of 12 temperature points from -10ºC (14ºF) to -35ºC (-31F). These tests included checking four refrigerant pressure zones, airflow, and the energy consumption of each component. The impressive results from these tests have now prompted Terravis to move up its timetable for Heat Pump product development and commit to a commercial design stage in which it will perfect the product for an eventual market introduction.

“We are very pleased and excited by these early, very promising test results,” said Worksport CEO Steven Rossi. “The rapid pace of innovation we are now experiencing in all parts of the company, including Worksport and Terravis, confirms that the long overdue climate-friendly, zero emission path that we set out on some time ago is expected to be closer and closer to fruition. Fossil-fuel heating, one of the largest contributors to carbon emissions worldwide, requires significant amounts of energy. Widespread global adoption of heat pump technology can be a major contributor to creating the zero-emission future to which our company has committed itself. These early test results are a giant step toward that goal.”

As always, Worksport and Terravis will continue to update investors and shareholders as we refine the heat pump’s eventual product name, what it looks like, how it will work and when it will be launched. In addition, we anticipate reporting milestones on the product testing process and news as the heat pump and other products like the SOLIS solar truck cover and COR battery system progress to production models.

Commercial Interest & Opportunities

Terravis Energy is excited to invite interested parties to explore potential commercial opportunities associated with our forthcoming Cold Climate Heat Pump system.

For inquiries and further information, please contact Terravis Energy at info@terravisenergy.com

To facilitate more personalized and in-depth discussions, we encourage interested individuals to connect with our esteemed CEO, Lorenzo Rossi, on LinkedIn. Mr. Rossi’s profile can be found here.

Terravis Energy values collaboration and is eager to engage with partners who share our vision for a sustainable future. We look forward to the prospect of forging meaningful connections and driving innovation in the energy sector.

For further information, please visit Worksport’s official website for investors at investors.worksport.com.

About Worksport

Worksport Ltd. (Nasdaq: WKSP; WKSPW), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

About Terravis Energy, Inc..

Terravis Energy, Inc., a fully owned subsidiary of the Company (“Terravis”), designs, develops and manufactures clean, green energy solutions that power lifestyle markets, with each segment of the Company feeding into the derivation of the brand itself – Latin for “Earth” and “Force.” .

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For additional information, please contact:

Steven Obadiah

Investor Relations

Worksport Ltd.

T: 1 (888) 554 8789 E: investors@worksport.com W: www.worksport.com

Forward-Looking Statements

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